Exhibit 99.2

Third Quarter Update OTCQB: ANFC Focused Growth in the Williston Basin November 12, 2014

Forward Looking Statements www.blackridgeoil.com 2 Statements made by representatives of Black Ridge Oil & Gas, Inc . (“Black Ridge” or the “Company”) during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of federal securities laws . These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate . No assurances can be given that such assumptions and expectations will occur as anticipated and actual results may differ materially from those implied or anticipated in the forward looking statements . Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, and which include risks relating to the global financial crisis, our ability to obtain additional capital needed to implement our business plan, declines in prices and demand for gas, oil and natural gas liquids, loss of key personnel, lack of business diversification, reliance on strategic third-party relationships, ability to obtain rights to explore and develop oil and gas reserves, the rate of in - fill drilling on our leased acreage, financial performance and results, our indebtedness under our line of credit, our ability to replace reserves and efficiently develop our current reserves, our ability to make acquisitions on economically acceptable terms, our ability to effectively utilize hedging, our ability to become listed on a national exchange, and other important factors . Black Ridge undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events .

Actual Guidance 14 29 118 86 88 192 304 222 242 283 308 358 525 715 761 - 200 400 600 800 1,000 1,200 Guidance 950 - 1,100 BOE/d www.blackridgeoil.com 5 Company Growing Rapidly Black Ridge Oil & Gas’ Net Production BOE/d

Black Ridge Oil & Gas Strategy www.blackridgeoil.com 10 Deal Flow with Near - Term Development Disciplined Investment D ecisions and Asset Management Capital Availability Reporting, Controls, Regulatory C ompliance Cash Flow: IRR >30%

Corral Creek – Dunn County, ND www.blackridgeoil.com 12 ~30,884 Gross Acres 0.77% Working Interest (WI) 3 Rig Drilling Program, 71 Well Inventory (1) Development Status: • 75 Wells Producing (0.58 Net Wells) • 23 Wells “Drilling” (0.18 Net Wells) • 7 Wells Permitted (0.05 Net Wells) ~2748 Gross Acres 6.43% WI 1 Well Producing Lincoln USA 16 - 1H: 317k bbls in 550 days Remaining Inventory (1) : 9+ Wells ~1280 Gross Acres 19.34% WI 2 Wells Producing Gorhman 24 - 31MBH Gorhman 14 - 31TFH Remaining Inventory (1) : 5+ Wells ~1280 Gross Acres 3.10% WI 4 Wells Producing Remaining Inventory (1) : 3+ Wells ~1280 Gross Acres 3.10% WI 3 Wells Producing Remaining Inventory (1) : 4+ Wells Corral Creek Unit Hansen Halliday Lincoln Gorhman Montana North Dakota T147N R93W T147N R95W T147N R94W (1) Remaining Inventory is based upon publicly available NDIC data and internal estimates.

For More Information www.blackridgeoil.com 17 Ken DeCubellis Chief Executive Officer ken.decubellis@blackridgeoil.com 952 - 426 - 1241 Stay Up to Date on Black Ridge Oil & Gas www.blackridgeoil.com

www.blackridgeoil.com 18 Appendix

Strong Asset Base Driving Growth www.blackridgeoil.com 19 Reserve Category Oil (MBbls) Gas ( Mmcf ) Total (MBOE) SEC PV - 10 ($MM) PDP 895 615 998 $ 32.38 PDNP 32 38 38 $ 1.61 PUD 3,147 2,126 3,502 $ 40.39 Total Proved Reserves 4,074 2,779 4,538 $ 74.38 Year End 2013 Reserve Summary MBOE PV - 10 $MM 7.6 27.9 74.4 0 10 20 30 40 50 60 70 80 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Proved Developed Reserves Proved Undeveloped Reserves PV10 of Proved Reserves 2011 2012 2013 4,538 2,384 480

Reconciliation of Net Income to Adjusted EBITDA www.blackridgeoil.com 20 Black Ridge Oil & Gas, Inc. Adjusted EBITDA by Quarter Three Months Ended March 31, June 30, Septmber 30, December 31, March 31, June 30, September 30, 2013 2013 2013 2013 2014 2014 2014 Net income (loss) $ 313,813 $ (297,300) $ (223,664) $ (195,508) $ (381,560) $ (543,360) $ 1,190,716 Add Back: Interest expense, net, excluding amortization of warrant based financing costs 222,772 520,284 622,842 706,231 929,378 1,136,603 1,280,674 Income tax provision (433,788) (92,913) (88,708) (83,442) (284,023) (305,715) 700,587 Depreciation, depletion and amortization 705,536 874,474 1,070,753 1,078,394 1,594,857 2,139,733 2,283,917 Accretion of abandonment liability 1,152 1,811 1,811 4,245 4,505 5,148 5,833 Share based compensation 172,453 223,145 263,379 292,662 297,762 301,241 302,961 Unrealized loss (gain) on derivatives - - 46,225 167,451 214,035 881,124 (2,147,798) Adjusted EBITDA $ 981,938 $ 1,229,501 $ 1,692,638 $ 1,970,033 $ 2,374,954 $ 3,614,774 $ 3,616,890

Hedging Summary 21 www.blackridgeoil.com Swaps Settlement Period Contract Date Oil (BBLS) Fixed Price 10/01/2014 - 12/31/2014 8/9/2013 11,001 $ 94.45 10/01/2014 - 12/31/2014 12/13/2013 9,999 $ 93.40 10/01/2014 - 12/31/2014 3/19/2014 9,000 $ 94.90 10/01/2014 - 12/31/2014 5/21/2014 6,000 $ 100.12 10/01/2014 - 12/31/2014 9/16/2014 9,000 $ 92.14 01/01/2015 - 12/31/2015 8/9/2013 24,000 $ 88.28 01/01/2015 - 12/31/2015 4/8/2014 21,000 $ 89.70 01/01/2015 - 12/31/2015 5/21/2014 12,000 $ 92.38 01/01/2015 - 12/31/2015 9/16/2014 30,000 $ 90.76 01/01/2016 - 12/31/2016 6/25/2014 60,000 $ 90.36 01/01/2016 - 12/31/2016 9/15/2014 24,000 $ 88.15 01/01/2017 - 12/31/2017 9/15/2014 78,000 $ 87.18 Costless Collars Settlement Period Contract Date Oil (BBLS) Fixed Price 01/01/2015 - 12/31/2015 12/13/2013 36,000 $ 75.00/95.60 01/01/2016 - 06/30/2016 8/9/2013 10,002 $ 80.00/89.50